UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 21, 2011

TERADATA CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

10000 Innovation Drive

Dayton, Ohio 45342

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Teradata Corporation under Items 2.01, 8.01 and 9.01 on January 24, 2011. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Aprimo, Inc. as of and for the year ended December 31, 2010 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information with respect to Teradata Corporation’s acquisition of Aprimo, Inc. is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d) Exhibits.

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors of Aprimo, Inc.

99.1	Audited consolidated financial statements of Aprimo, Inc. as of and for the year ended December 31, 2010

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

Dated: April 5, 2011	By:	/s/ Stephen M. Scheppmann
Stephen M. Scheppmann
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors of Aprimo, Inc.

99.1	Audited consolidated financial statements of Aprimo, Inc. as of and for the year ended December 31, 2010

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2010

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